Fair Value Of Financial Instruments	12 Months Ended
Dec. 31, 2015
Fair Value Of Financial Instruments [Text Block]

FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosure of the estimated fair value of financial instruments was made in accordance with the requirements of ASC 820 ‘‘Disclosure about fair value of financial instruments’’ and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value.

ASC 820 defines three levels of inputs that may be used to measure fair value and requires that the assets or liabilities carried at fair value be disclosed by the input level under which they were valued. The input levels are defined as follows:

Level 1: Quoted (unadjusted) prices in active markets for identical assets and liabilities that the reporting entity can access at the measurement date.

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3: Unobservable inputs for the asset or liability.

	ASC 820 Level	December 31, 2015	December 31, 2014
Assets:
Cash and cash equivalents	Level 1	13,578	11,142
Short term investments	Level 1	1,000	1,000
Liabilities:
Short-term borrowings	Level 1	2,814	2,126
Long-Term Debt	Level 1	802	458
Investor Warrants	Level 3	4,205	1,943
Placement Agent Warrants	Level 3	172	148

The recorded amount of cash and cash equivalents, short term investment and short-term borrowings are a reasonable estimate of their fair value due to the short-term maturities of these instruments.

The fair market value (Level 1 measurement) of the Company’s long-term debt is estimated using interest rate available to the Company in corresponding markets for debt with similar terms and maturities (see note 14-1 Long-term debt).

Concerning Investor and Placement Agent Warrants, the Company uses a Black-Scholes option pricing model. The fair value of the Warrants will change over time depending on the volatility and share price at balance sheet date (see note 14-2 - Financial instruments carried at fair value). An increase in volatility would result in an increase in the value of Investors Warrants and Placement Agent Warrants. An increase in share price would result in an increase in the value of Investors Warrants and Placement Agent Warrants.

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EDAP TMS S.A. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands of euros unless otherwise noted, except per share data)

The following tables provide a reconciliation of fair value for which the Company used Level 3 inputs, for the period from December 31, 2014 to December 31, 2015:

All amounts in thousands Euros unless otherwise stated	As of Dec. 31, 2015	Warrants exercises (see note 19)	FV adjust- ments (see note 19)	USD/ EUR Exch. impact	As of Dec. 31, 2014
Investor Warrants 2012	1,691	(251)	947	102	893
Placement Agent Warrants 2012	99	(79)	57	11	110
Investor Warrants 2013	2,514		1,343	121	1,050
Placement Agent Warrants 2013	73		30	4	39
Total Financial instruments carried at fair value	4,377	(330)	2,377	238	2,092

The following tables provide a reconciliation of fair value for which the Company used Level 3 inputs, for the period from December 31, 2013 to December 31, 2014:

All amounts in thousands Euros unless otherwise stated	As of Dec. 31, 2014	Warrants exercises (see note 19)	FV adjust- ments (see note 19)	USD/ EUR Exch. impact	As of Dec. 31, 2013
Investor Warrants 2012	893	(83)	(743)	197	1,522
Placement Agent Warrants 2012	110	-	(95)	24	181
Investor Warrants 2013	1,050	-	(799)	221	1,628
Placement Agent Warrants 2013	39	-	(85)	15	109
Total Financial instruments carried at fair value	2,092	(83)	(1,722)	457	3,439